DATED                            2000




(1)      AUTHORISZOR INC.


(2)      THE PERSONS NAMED IN THE SCHEDULE


(3)      BEESON GREGORY LIMITED

-----------------------------------------

SUPPLEMENTAL  PLACING  AGREEMENT
relating to shares of common
stock par value US$0.01 per share
in AUTHORISZOR INC.

-----------------------------------------







TITMUSS SAINER DECHERT

2 Serjeants' Inn
London EC4Y 1LT

Date:    8.2.2000
Ref:     C353/062581

THIS AGREEMENT is made     February 2000
--------------
BETWEEN:-

(1) AUTHORISZOR INC. a company incorporated and registered in the State of Delaware, USA and whose registered office is at 1209 Orange Street, Wilmington, Delaware 19801 USA ("Company");

(2) THE SEVERAL PERSONS whose names and addresses are set out in the schedule (each a "Director" and together the "Directors"); and

(3) BEESON GREGORY LIMITED a company registered in England and Wales with number 2316630 and whose registered office is at The Registry, Royal Mint Court, London EC3N 4BL ("Beeson Gregory").

RECITALS

(1) This agreement is supplemental to the placing agreement made between the parties hereto dated 28 January 2000 ("Placing Agreement").

(2) The Company has issued an information memorandum ("Information Memorandum") dated 28 January 2000 relating to a proposed placing of up to 1,850,000 Placing Shares.

(3) In view of the indication of interest in such Shares received by the Company since the publication of the Information Memorandum, the Company wishes to issue up to 877,273 further Shares ("Further Placing Shares"). In connection with the Placing, which for all purposes is to be treated as increased by the offering of the Further Placing Shares, the Company proposes to issue a supplementary information memorandum ("Supplementary Information Memorandum") on or about 10 February 2000.

(4) It is now proposed that the Placing will be made on 11 February 2000 and that the Placing Shares and the Further Placing Shares will be allotted on 11 February 2000.

(5) It is also proposed that Placing Shares and/or Further Placing Shares be placed in Sweden in addition to the other Listed Countries.

(6) The parties have agreed that all obligations contained in the Placing Agreement in relation to the Placing Shares shall apply to the Further Placing Shares with any necessary amendments.

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(7)  All words and  expressions in this agreement which have been defined in the
     Placing Agreement shall have the same meaning herein unless defined in this agreement or the context otherwise requires.

1.       AMENDMENTS TO PLACING AGREEMENT

         References in the Placing Agreement to:-

1.1 the Information Memorandum and the Placing Documents shall be deemed to include references to the Supplementary Information Memorandum;

1.2 the Placing Shares shall be deemed to include the Further Placing Shares (other than in respect of commissions payable in respect of the Further Placing Shares which are dealt with in clause 2.1 below);

1.3 the Option Shares shall be deemed to include the Further Option Shares (other than in clause 5 of the Placing Agreement);

1.4  the Placing Documents shall be deemed to include this agreement;

1.5  the Listed Countries shall be deemed to include Sweden; and

1.6 the expected dates referred to in the definitions of Placing Date and Allotment Date in the Placing Agreement shall be amended to reflect the revised expected time table referred to in recital (4) above.

2.       COMMISSIONS AND EXPENSES

2.1 Beeson Gregory's fee in respect of its services to the Company in connection with placing the Further Placing Shares shall comprise an additional commission payable in cash equal to 5 per cent of an amount equal to the Placing Price multiplied by the aggregate number of Further Placing Shares. It shall also comprise the grant of the Further Option pursuant to clause 3 below.

2.2 The costs and expenses of placing the Further Placing Shares shall be borne by the Company on the same basis (and Beeson Gregory shall be reimbursed by the Company to the same extent) as set out in clause 7.2 of the Placing Agreement.

2.3 Beeson Gregory shall be entitled to deduct the commissions referred to in clause 2.1 and the costs and expenses incurred or to be incurred by it referred to in clause 2.2 from the proceeds of the sale of the Further Placing Shares.

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2.4  Where any sum payable  under this  agreement is subject to value added tax, such sum will be paid together with the relevant amount of properly chargeable value added tax.

2.5 The commissions, fees and expenses payable to Beeson Gregory pursuant to this agreement shall be in addition to the commissions, fees and expenses payable pursuant to the Placing Agreement.

3.                OPTION

3.1 The Company grants to Beeson Gregory a further option ("Further Option") to subscribe or procure the subscription for such number of Shares (apart from the Placing Shares, the Further Placing Shares and the Option Shares) as shall be equal to 5 per cent. of the total number of Further Placing Shares subscribed for under the Placing (including by Beeson Gregory) rounded to the nearest whole number ("Further Option Shares").

3.2 Clauses 5.2 to 5.6 of the Placing Agreement (inclusive) shall apply to the Further Option.

     4. GENERAL

     Save as contained in this agreement, the provisions of the Placing Agreement shall remain in full force and effect.

EXECUTED as a DEED                  )
and DELIVERED by                    )
AUTHORISZOR INC.                    )
acting by:-                         )

                                    Duly authorised signatory

                                    Duly authorised signatory

SIGNED as a DEED and                )
DELIVERED by                        )
RICHARD LANGEVIN                    )
in the presence of:-                )

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SIGNED as a DEED and                )
DELIVERED by                        )
JAMES JACKSON                       )
in the presence of:-                )



SIGNED as a DEED and                )
DELIVERED by                        )
DAVID WRAY                          )
in the presence of:-                )



SIGNED as a DEED and                )
DELIVERED by                        )
ROBERT JEFFCOCK                     )
in the presence of:-                )


EXECUTED as a DEED                  )
and DELIVERED by                    )
BEESON GREGORY LIMITED              )
acting by:-                         )

                                    Director

                                    Director/Secretary

THE FIRST SCHEDULE
THE DIRECTORS

Richard Langevin

1 Justin Road, Natick, Massachusetts, USA


James Jackson

2 Parklands, Studley Roger, Ripon, North Yorkshire HG4 3AY


David Wray

54 New Park Road, Queensbury, Bradford BD13 1PP


Robert Jeffcock

42B Roc Flevri, 1 Rue du Tenao, MC 9300 Monaco